Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Data [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2013
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,167,168	$2,713,889	$2,847,417	$2,457,058	$10,185,532
Gross profit	962,851	1,233,579	1,295,958	1,124,178	4,616,566
Net income	116,185	257,287	262,966	116,123	752,561
Net income per common share - basic	1.13	2.51	2.61	1.16	7.41
Net income per common share - diluted	1.11	2.46	2.55	1.14	7.26

Net income in the fourth quarter was increased by inventory adjustments. Gross profit increased by $14,938 ($.09 per share), primarily as a result of adjustments based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related cost adjustments.

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,136,344	$2,573,022	$2,603,226	$2,221,870	$9,534,462
Gross profit	909,839	1,150,597	1,150,282	995,508	4,206,226
Net income	100,216	227,813	234,953	68,052	631,034
Net income per common share - basic	.97	2.23	2.29	.66	6.15
Net income per common share - diluted	.95	2.17	2.24	.65	6.02

Net income in the fourth quarter was decreased by $49,163 ($.47 per share) due to the DOL Settlement (see Note 9) and increased by inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $28,724 ($.17 per share), primarily as a result of adjustments of $29,488 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related cost adjustments. Selling, general and administrative expenses decreased $5,645 ($.03 per share) related to compensation and benefit expense adjustments.